SUPPLEMENT TO
THE CALVERT FUND
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert Government Fund
Calvert High Yield Bond Fund
Statement of Additional Information dated January 31, 2015
Date of Supplement: April 30, 2015
At the close of business on April 30, 2015, Calvert Government Fund merged into Calvert Short Duration Income Fund. Accordingly, shares of Calvert Government Fund are no longer offered for sale, and all references to and information about the Calvert Government Fund are therefore deleted.